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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                DECEMBER 10, 2002


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     1-13087                   04-2473675
(State or other jurisdiction       (Commission File           (I.R.S. employer
      of incorporation)                Number)               Identification No.)


                              111 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 236-3300

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ITEM 5.  OTHER EVENTS

         Boston Properties, Inc. (the "Company") announced on December 10, 2002 in a press release that its operating partnership, Boston Properties Limited Partnership, had priced an offering of $750 million in aggregate principal amount of its 6.25% senior unsecured notes due January 15, 2013. The notes were priced at 99.65% of their face amount to yield 6.296%. The Company is attaching this press release as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.

99.1 The Boston Properties, Inc. press release dated December 10, 2002 announcing the pricing of an offering of senior unsecured notes by its operating partnership, Boston Properties Limited Partnership.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 11, 2002                         BOSTON PROPERTIES, INC.

                                                 /s/ Douglas T. Linde
                                                 ----------------------------

                                                 By:  Douglas T. Linde
                                                      Chief Financial Officer